Exhibit 10.2

EXECUTION COPY

LETTER AMENDMENT NO. 1

Dated as of May 11, 2020

To the banks, financial institutions
and other institutional lenders
(collectively, the “Banks”) parties
to the Credit Agreement referred to
below and to Citibank, N.A., as agent
(the “Administrative Agent”) for the Banks

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement dated as of December 18, 2018 (the “Credit Agreement”) among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

It is hereby agreed by you and us that the Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

(a)Section 6.1 is amended to replace the reference to “subsection 6.2(j)” with a reference to “subsection 6.2(l).”

(b)Section 6.2 is amended by (i) deleting the word “and” at the end of subsection (j) thereof; (ii) redesignating subsection (k) as subsection (l); and (iii) adding a new subsection (k) to read as follows:

(k) Liens incurred to secure financings, financial accommodations or other arrangements in support of paycheck protection, business, individual or other loans, guarantees, credit, loan forgiveness or other accommodations (collectively, “SBA Loans”) made by the Company on or before December 31, 2020 under or in connection with the Paycheck Protection Program, a temporary expansion of the traditional SBA 7(a) loan program, provided that  each such Lien does not at any time encumber any assets other than such SBA Loans and any rights in connection therewith and any proceeds thereof; and

(c)Section 6.3(a) is amended to replace the reference to “subsection 6.2(j)” with a reference to “subsection 6.2(l).”

This Letter Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Majority Banks or, as to any of the Banks, advice satisfactory to the Administrative Agent that such Bank has executed this Letter

Amendment. This Letter Amendment is subject to the provisions of Section 9.1 of the Credit Agreement and shall be deemed to constitute a Loan Document.

The Company represents and warrants that (i) each of the representations and warranties made by the Company in the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality in the text thereof, in which case such representations and warranties shall be true and correct) on and as of the date hereof as if made on and as of the date hereof (except that any representation or warranty relating to or made expressly as of a specific date shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality in the text thereof, in which case such representations and warranties shall be true and correct) solely with respect to and as of such specific date) and (ii) no Default or Event of Default has occurred and is continuing.

On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

The Credit Agreement and each of the other Loan Documents, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Letter Amendment to Susan L. Hobart, Shearman & Sterling LLP (email: shobart@shearman.com).

This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Letter Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this this Letter Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Letter Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.

Western Union Letter Amendment to Revolving Credit Agreement

This Letter Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

THE WESTERN UNION COMPANY,

a Delaware corporation

By: /s/ Brad A. Windbigler

Name: Brad A. Windbigler

Title: Treasurer

Agreed as of the date first above written:

CITIBANK, N.A.,
as Administrative Agent and as a Bank

By/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

BANK OF AMERICA, N.A.,
as a Bank

By/s/ Chris Choi
Name: Chris Choi
Title: Director

wells fargo bank, national association,
as a Bank

By/s/ Caroline Baudinet-Stumpf
Name: Caroline Baudinet-Stumpf
Title: Managing Director & Portfolio Manager

BARCLAYS BANK PLC,
as a Bank

By/s/ George Osborne
Name: George Osborne
Title: Director

Western Union Letter Amendment to Revolving Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as a Bank

By/s/ Devika Gupta
Name: Devika Gupta
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Bank

By/s/ Jeff Benedix
Name: Jeff Benedix
Title: Vice President

FIFTH THIRD BANK,
as a Bank

By/s/ Kelly Shield
Name: Kelly Shield
Title: Director

MIZUHO BANK, LTD.,
as a Bank

By/s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

THE BANK OF NEW YORK MELLON,
as a Bank

By/s/ John T. Smathers
Name: John T. Smathers
Title: Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH,
as a Bank

By/s/ Brian Crowley
Name: Brian Crowley
Title: Managing Director

By/s/ Miriam Trautmann
Name: Miriam Trautmann
Title: Senior Vice President

Western Union Letter Amendment to Revolving Credit Agreement

BMO HARRIS BANK N.A.,
as a Bank

By/s/ Christina Boyle
Name: Christina Boyle
Title: Managing Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Bank

By/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Bank

By/s/ Ross Fleck
Name: Ross Fleck
Title: Global Relationship Manager

ROYAL BANK OF CANADA,
as a Bank

By/s/ Jennifer Flann
Name: Jennifer Flann
Title: Director

SOCIETE GENERALE,
as a Bank

By/s/ Andrew Johnman
Name: Andrew Johnman
Title: Managing Director

TRUIST BANK (as successor by merger to SunTrust Bank),
as a Bank

By/s/ Justin Lien
Name: Justin Lien
Title: Director

Western Union Letter Amendment to Revolving Credit Agreement

THE BANK OF NOVA SCOTIA,
as a Bank

By/s/ Shanshan (Sunny) Yang
Name: Shanshan (Sunny) Yang
Title: Director

THE NORTHERN TRUST COMPANY,
as a Bank

By/s/ Molly Drennan
Name: Molly Drennan
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Bank

By/s/ Judy Smith
Name: Judy Smith
Title: Authorized Signatory

By/s/ Jessica Gavarkovs
Name: Jessica Gavarkovs
Title: Authorized Signatory

Western Union Letter Amendment to Revolving Credit Agreement